Exhibit 99.1

MAIA Leadership Continues Insider Buying in 2025 and Trial Data Signals Breakout Potential

CHICAGO – December 11, 2025 – A recent round of open-market purchases marks another display of confidence as the small molecule telomere-targeting cancer therapy by MAIA Biotechnology, Inc. (NYSE American: MAIA) advances through mid- to late-stage clinical development. Newly filed disclosures show that CEO Dr. Vlad Vitoc and other board members acquired approximately 182,445 shares between November 21 and 28, 2025. Insiders’ participation has been viewed by the market as a strong signal of alignment, conviction, and belief in the long-term value creation potential of the ateganosine platform.

The latest insider buying arrives as ateganosine continues to deliver encouraging results. These outcomes have strengthened internal and external confidence that MAIA’s novel telomere-targeting approach may represent a meaningful new therapeutic pathway for patients with advanced non-small cell lung cancer (NSCLC).

Taken together—material insider buying at market prices, sustained insider participation across 2025 financings, and strengthening clinical signals—MAIA’s leadership continues to demonstrate a unified stance: confidence in the company’s strategy, confidence in ateganosine’s growing body of clinical evidence, and confidence in the opportunity ahead as the program advances toward later-stage development. To date, Directors and Officers hold 4,480,120 shares or 12.95% of the company.

About MAIA Biotechnology, Inc.

MAIA is a targeted therapy, immuno-oncology company focused on the development and commercialization of potential first-in-class drugs with novel mechanisms of action that are intended to meaningfully improve and extend the lives of people with cancer. Our lead program is ateganosine (THIO), a potential first-in-class cancer telomere targeting agent in clinical development for the treatment of NSCLC patients with telomerase-positive cancer cells. For more information, please visit www.maiabiotech.com.

Forward Looking Statements

MAIA cautions that all statements, other than statements of historical facts contained in this press release, are forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels or activity, performance or achievements to be materially different from those anticipated by such statements. The use of words such as “may,” “might,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward looking statements. However, the absence of these words does not mean that statements are not forward-looking. For example, all statements we make regarding (i) the initiation, timing, cost, progress and results of our preclinical and clinical studies and our research and development programs, (ii) our ability to advance product candidates into, and successfully complete, clinical studies, (iii) the timing or likelihood of regulatory filings and approvals, (iv) our ability to develop, manufacture and commercialize our product candidates and to improve the manufacturing process, (v) the rate and degree of market acceptance of our product candidates, (vi) the size and growth potential of the markets for our product candidates and our ability to serve those markets, and (vii) our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates, are forward looking. All forward-looking statements are based on current estimates, assumptions and expectations by our management that, although we believe to be reasonable, are inherently uncertain. Any forward-looking statement expressing an expectation or belief as to future events is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future events and are subject to risks and uncertainties and other factors beyond our control that may cause actual results to differ materially from those expressed in any forward-looking statement. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. In this release, unless the context requires otherwise, “MAIA,” “Company,” “we,” “our,” and “us” refers to MAIA Biotechnology, Inc. and its subsidiaries.

Investor Relations Contact

+1 (872) 270-3518

ir@maiabiotech.com